Exhibit 99.1

Charter of the Conversion Exploration Committee of
TEXAS PACIFIC LAND TRUST

As adopted by the Trustees, effective June 23, 2019

A.	Purpose

The Conversion Exploration Committee (the “Committee”) of Texas Pacific Land Trust (the “Trust”) was formed on June 23, 2019 by the Trustees of the Trust (the “Trustees”). The Committee is governed by this charter (this “Charter”).

The purpose of the Committee is to assist the Trustees in their evaluation, from a corporate, corporate governance, tax, accounting and business perspective, of whether the Trust should be converted into a C-corporation or, in the alternative, whether the Trust should remain a business trust (with potential amendments to the Trust’s Declaration of Trust dated February 1, 1888).

Due to the legal obligations of the Trustees as fiduciaries, the Committee’s recommendation will be non-binding on the Trustees.

B.	Composition

The Committee shall be comprised of a maximum of five members. The initial members of the Committee shall be: (i) John R. Norris III; (ii) David E. Barry; (iii) General Donald G. Cook, USAF (Ret.); (iv) Dana McGinnis, a designee of Mission Advisors, LP; and (v) another member selected by the Trust, if the Trustees so choose. Committee members shall serve for so long as the Committee is in existence or until their earlier resignation or death, in which case, the Trust may replace such member with the approval of a majority of Committee members then serving (such consent not to be unreasonably withheld, delayed or conditioned). The Committee members shall elect a chairman (the “Chairman”) to preside over meetings of the Committee by the affirmative vote of a majority of the Committee members at the first meeting of the Committee. The Committee may remove any member of the Committee (other than the Trustees) with the affirmative vote of a majority of the Committee members if the Committee determines, in good faith, that reason exists to remove such member.

C.	Meetings

The Committee shall meet with such frequency and at such intervals as the Committee determines necessary to carry out its duties and responsibilities. The Chairman shall convene a meeting at the discretion of the Chairman or upon the request of any two of its members. Notice of the time, date and place or means of all meetings of the Committee shall be provided to each Committee member as further provided herein by the Chairman (or a person to whom the Chairman delegates the task of providing notice). The Committee shall meet with members physically present or by telephone, video conference or other similar means of remote communication or a combination thereof by which all members participating in the meeting can speak and hear one another, and participation in a meeting in accordance herewith shall constitute attendance at such a meeting.

The Chairman shall give notice of the time and place of meetings to each member of the Committee: (a) in a writing mailed not less than three days before such meeting addressed to the residence or usual place of business of a member; (b) by facsimile sent not less than two days before such meeting to the residence or usual place of business of a member; (c) in person or by telephone delivered not less than one day before such meeting; or (d) by electronic mail or other electronic means not less than one day before such meeting; provided, however, that if the Chairman or any of the Trustees determines that it is necessary or advisable to hold a meeting sooner, the Chairman may prescribe a shorter notice to be given personally or by facsimile, telephone or electronic mail. Participation by a member in a meeting of the Committee shall constitute agreement that notice has been properly provided. The Chairman shall provide to the members an agenda in advance of each meeting of the Committee.

Each member of the Committee shall have one vote. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members. A majority of members attending a meeting of the Committee shall constitute a quorum.

The Committee shall maintain minutes or other records of meetings and activities of the Committee. The meeting minutes and documents shall be maintained by the Chairman and retained in confidence until the issue being considered is fully concluded, at which point the meeting minutes shall be placed in the Trust’s books and records.

D.	Information; Assistance

In furtherance of the Committee’s work, to the extent reasonably requested by the Committee, the Trust shall assist the Committee, including by providing to the Committee all reasonable information and materials in possession of the Trust and by making available to the Committee any officers or employees of the Trust, outside counsel, professional advisors and other persons whose attendance and/or participation the Committee considers necessary or desirable. Notwithstanding the foregoing, for the avoidance of doubt, the Trust shall not be legally obligated to provide the Committee with any information or materials.

E.	Conflicts of Interest

The Committee or the Trustees may recuse a Committee member from any portion of a Committee meeting and restrict access to communications, documents and other information of the Committee, including access to, and any documents or information prepared by, any of its advisors, if the Committee or Trustees reasonably determine that there is any other actual or potential conflict of interest between such member and the Trust.

F.	Confidentiality; Privilege; Public Disclosure

The Committee shall keep its deliberations and materials strictly confidential. As a condition of serving as a member of the Committee, each person invited to serve on the Committee shall execute and deliver to the Trust a confidentiality agreement in the form attached hereto as Exhibit A prior to such person’s first attendance at a meeting of the Committee.

The Committee or the Trustees may recuse a Committee member from any portion of a Committee meeting and restrict access to communications, documents and other information of the Committee, including access to, and any documents or information prepared by, any of its advisors, if the Committee or Trustees reasonably determine that such Committee member has sought or may seek to undermine any applicable privilege. Without the prior written consent of the Trust, no member of the Committee may use any communications, documents or other information obtained as a result of such member’s service on the Committee in any lawsuit, litigation or other proceeding or challenge the determination of any applicable privilege related to any communications, documents or other information related to the Committee.

Without the prior written consent of the Trust, neither the Committee nor any of its members shall make any public announcements or other disclosures.

G.	Compensation; Indemnification

Each member of the Committee who is not a Trustee shall be paid a fixed sum of $8,000 per month for serving as a Committee member, payable on the first of each month in advance. All members shall be reimbursed for their reasonable out-of-pocket expenses in connection with attending meetings of the Committee.

The Trust shall, as long as a member actually serves as a member of the Committee, defend, indemnify and hold such member harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by such member in the event that such member becomes a party, or is threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof, relating to such member’s role as member of the Committee. Anything to the contrary herein notwithstanding, the Trust shall not be required to indemnify under this Charter any person for any action taken by such person or on such person’s behalf that occurs prior to the date of this Charter, after the Committee ceased to exist or after such person is no longer a member of the Committee. Nothing herein shall be construed to provide a member of the Committee with indemnification (i) if such member is found to have engaged in a violation of any provision of state or federal law, unless such member demonstrates that such action was taken in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Trust; or (ii) if such member acted in a manner that constitutes gross negligence or willful misconduct. A member of the Committee shall promptly notify the Trust in writing in the event of any third-party claims actually made against such member or known by such member to be threatened if such member intends to seek indemnification hereunder in respect of such claims. In addition, upon delivery of notice with respect to any such claim, the Trust shall promptly assume control of the defense of such claim with counsel chosen by the Trust. The Trust shall not be responsible for any settlement of any claim against any member of the Committee covered by this indemnity without its prior written consent. However, the Trust may not enter into any settlement of any such claim without such member’s consent unless such settlement includes (i) no admission of liability or guilt by such member, and (ii) an unconditional release of such member from any and all liability or obligation in respect of such claim.

H.	Term

The Committee shall exist until it is dissolved by the Trustees or the Committee has determined that it has fulfilled its purpose.

I.	Dispute Resolution

All disputes related to this Charter shall be solely and finally settled by final, binding, and confidential arbitration conducted in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association (the “AAA Rules”), and this Section I. Any such arbitration shall be conducted in Dallas, Texas at the AAA office or a mutually agreed upon location in Dallas, Texas.

Disputes shall be solely and finally settled by a panel of three arbitrators in accordance with the AAA Rules and the requirements in this Section I: (a) a former judge licensed to practice law in the United States of America; and (b) at least 15 years’ experience practicing civil law.

The arbitrator(s) shall be selected in accordance with the AAA Rules, except that if the parties are unable to agree to the arbitrator(s) during the first round of arbitrator selection in accordance with the AAA Rules, then the parties shall be given the opportunity to engage in a second round of arbitrator selection to select any remaining arbitrators needed. In the event the parties are unable to agree to the selection of any remaining arbitrators in the second round of arbitrator selection, AAA shall appoint any remaining arbitrators needed in accordance with the AAA Rules. Any arbitrator selected shall have the following qualifications, unless the parties agree otherwise: (a) a former judge licensed to practice law in the United States of America; and (b) at least 15 years’ experience practicing civil law.

The parties agree that: (i) to the fullest extent permitted by applicable law, any arbitration proceeding and the arbitration award shall be maintained in confidence by them; (ii) the arbitration award shall be final and shall not be subject to judicial review but judgment on the arbitration award may be entered and enforced in a court with proper jurisdiction; (iii) the arbitration provisions of this Charter are to be enforced to the fullest extent permitted by applicable law, including the Federal Arbitration Act, 9 U.S.C. § 1 et seq.; and (iv) any questions of arbitrability including, but not limited to, the scope, applicability, or enforceability of this Charter to arbitrate, shall be determined by the arbitrator(s).

The parties agree to maintain confidentiality as to all aspects of the arbitration (including its existence, its results, and any filings or hearings in the arbitration proceeding). The parties further agree to obtain the agreement of the arbitrator(s) to preserve the confidentiality of the arbitration. The parties agree to use their best efforts to avoid the need for any confirmation or enforcement proceedings, and if such proceedings are necessary, to use their best efforts to ensure the confidentiality of any award, including by filing any award under seal and jointly requesting that the court treat all such information as confidential.

J.	Governing Law

THE CONSTRUCTION AND INTERPRETATION OF THIS CHARTER SHALL BE EXCLUSIVELY GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW RULES. EXCEPT AS SET FORTH IN SECTON I ABOVE, BY JOINING THE COMMITTEE, THE COMMITTEE MEMBERS IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN DALLAS COUNTY, TEXAS, FOR RESOLUTION OF ALL DISPUTES AMONGST ANY OF THEM RELATING TO OR ARISING UNDER THIS CHARTER. BY JOINING THE COMMITTEE, EACH COMMITTEE MEMBER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS HE OR SHE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATED TO THIS CHARTER.

K.	Amendments

Amendments to this Charter require the approval of the Committee and the Trustees.

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Exhibit A

Form of Confidentiality Agreement

[●], 2019

[Committee Member Name]

[Address]

[Mr./Ms.][●]:

The trustees (the “Trustees”) of Texas Pacific Land Trust (the “Trust”) have established a conversion exploration committee (the “Committee”) to assist the Trustees in their evaluation, from a corporate, corporate governance, tax, accounting and business perspective, of whether the Trust should be converted into a C-corporation or, in the alternative, whether the Trust should remain a business trust (with potential amendments to the Trust’s Declaration of Trust dated February 1, 1888). This letter agreement concerning your confidentiality and other obligations (this “Agreement”), dated as of [●], 2019, is made by and between the Trust and you, in your capacity as a member of the Committee (“you”).

1.	You hereby acknowledge and agree to the terms of the charter of the Committee (the “Charter”) and irrevocably and unconditionally waive any and all rights you may have to challenge the Charter, any of its terms or its applicability to the Committee in a court of law or through any other legal or regulatory proceeding. Without limiting the generality of the foregoing, you acknowledge and agree that, under the Charter, the Committee or the Trustees may recuse you from any portion of a Committee meeting and restrict access to documents and information of the Committee, including access to, and any documents or information prepared by, any of its advisors. Moreover, you acknowledge and agree that the Trust shall not be legally obligated to provide you with any information or materials under this Agreement.

2.	Upon the terms of, and subject to the conditions in, this Agreement, the Trust may provide you with certain confidential information, the disclosure of which could harm the Trust and its Affiliates. As a condition to your being furnished such information, you agree to treat any communications, documents and other information, whether written or oral, concerning the Committee or the Trust and any of its Affiliates that is obtained by you as a result of your service on the Committee (such information herein collectively referred to as the “Confidential Information”) in accordance with the provisions of this Agreement. The term “Confidential Information” includes, but is not limited to, all notes, analyses, data or other documents furnished to you or prepared by you to the extent such materials reflect or are based upon, in whole or in part, the Confidential Information. It may include information that is subject to attorney-client privilege, the attorney work-product doctrine or another applicable privilege. The term “Confidential Information” does not include information that (a) was within your possession prior to it being furnished to you by the Committee, the Trust or any of their Representatives provided that such source was not known by you, after reasonably inquiry, to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Trust or any of its Affiliates; (b) is or becomes available to you from a source other than the Committee, the Trust or any of their Representatives provided that such source is not known by you, after reasonably inquiry, to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Trust or any of its Affiliates; (c) is or becomes generally available to the public other than as a result of a disclosure by you in violation of this Agreement; or (d) has been or is independently developed by you without the use of the Confidential Information or in violation of the terms of this Agreement.

3.	You hereby agree that you shall keep the Confidential Information confidential and shall use the Confidential Information solely for the purposes of the Committee as set forth in the Charter. Without the prior written consent of the Trust, you shall not, directly or indirectly, share any Confidential Information with any other person (for the avoidance of doubt, you shall not also share any Confidential Information with any of your Representatives). Without the prior written consent of the Trust, you shall not make, nor shall you permit any of your Representatives to make, directly or indirectly, any public statement about the Committee. You acknowledge and agree that, without the prior written consent of the Trust, you may not, and you may not permit any of your Representatives to, use any Confidential Information in any lawsuit, litigation or other proceeding or to challenge the determination of attorney-client privilege or any other privilege related to any Confidential Information.

4.	Notwithstanding anything to the contrary provided in this Agreement, in the event you receive a request or are required by deposition, interrogatory, request for documents, subpoena, court order, similar judicial process, civil investigative demand or similar process or pursuant to a formal request from a regulatory examiner (any such requested or required disclosure, an “External Demand”) or are otherwise required pursuant to applicable law, regulation or the rules of any national securities exchange (as determined based on advice of your external legal counsel) to disclose all or any part of the Confidential Information, you agree, to the extent permitted by applicable law, to (a) promptly notify the Trust of the existence, terms and circumstances surrounding such External Demand or other requirement and (b) in the case of any External Demand, cooperate with the Trust, at the Trust’s reasonable request and sole expense, in seeking a protective order or other appropriate remedy to the extent available under the circumstances. In the event that such protective order or other remedy is not obtained or not available or that the Trust waives compliance with the provisions hereof, (i) you may disclose only that portion of the Confidential Information which you are advised by your external legal counsel is legally required to be disclosed, and you shall inform the recipient of such Confidential Information of the existence of this Agreement and the confidential nature of such Confidential Information and exercise reasonable efforts to obtain assurance that confidential treatment will be accorded, and (ii) you shall not be liable for such disclosure, unless such disclosure was caused by or resulted from a previous disclosure by you in violation of this Agreement. For the avoidance of doubt, it is understood and agreed that there shall be no “applicable law,” “regulation” or “rule” requiring you to disclose any Confidential Information solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling or engaging in derivative or other voluntary transactions with respect to the securities of the Trust or you would be unable to file any proxy materials or tender or exchange offer materials in compliance with Section 14 of the Securities Exchange Act of 1934, as amended or the rules promulgated thereunder (the “Exchange Act”).

5.	You acknowledge that you may receive material non-public information concerning the Trust. You acknowledge that the U.S. securities laws generally prohibit any person who has received material non-public information concerning an issuer from purchasing or selling securities of such issuer and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

6.	Promptly upon request by the Trust, you shall either, at your option, (a) destroy the Confidential Information and any copies thereof, or (b) return to the Trust all Confidential Information and any copies thereof, and, in either case, confirm in writing to the Trust that all such material has been destroyed or returned, as applicable, in compliance with this Agreement; provided, however, that you shall be permitted to retain Confidential Information to the extent necessary to comply with applicable law or to the extent disclosed pursuant to an External Demand. Notwithstanding the destruction or return of Confidential Information, you shall continue to be bound by the obligations contained herein with respect to any Confidential Information retained by you for such period of time as you retain such Confidential Information until such Confidential Information is returned or destroyed or no longer constitutes Confidential Information pursuant to the terms hereof.

7.	You acknowledge and agree that the Trust would be irreparably injured by a breach of this Agreement and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement. Accordingly, you agree to the granting of specific performance of this Agreement and injunctive or other equitable relief as a remedy for any such breach or threatened breach, without proof of actual damages, and further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

8.	All disputes related to this Agreement shall be solely and finally settled by final, binding, and confidential arbitration conducted in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association (the “AAA Rules”), and this Section 8. Any such arbitration shall be conducted in Dallas, Texas at the AAA office or a mutually agreed upon location in Dallas, Texas.

Disputes shall be solely and finally settled by a panel of three arbitrators in accordance with the AAA Rules and the requirements in this Section 8: (a) a former judge licensed to practice law in the United States of America; and (b) at least 15 years’ experience practicing civil law.

The arbitrator(s) shall be selected in accordance with the AAA Rules, except that if the Trust and you are unable to agree to the arbitrator(s) during the first round of arbitrator selection in accordance with the AAA Rules, then the parties shall be given the opportunity to engage in a second round of arbitrator selection to select any remaining arbitrators needed. In the event the parties are unable to agree to the selection of any remaining arbitrators in the second round of arbitrator selection, AAA shall appoint any remaining arbitrators needed in accordance with the AAA Rules. Any arbitrator selected shall have the following qualifications, unless the parties agree otherwise: (a) a former judge licensed to practice law in the United States of America; and (b) at least 15 years’ experience practicing civil law.

The parties agree that: (i) to the fullest extent permitted by applicable law, any arbitration proceeding and the arbitration award shall be maintained in confidence by them; (ii) the arbitration award shall be final and shall not be subject to judicial review but judgment on the arbitration award may be entered and enforced in a court with proper jurisdiction; (iii) the arbitration provisions of this Agreement are to be enforced to the fullest extent permitted by applicable law, including the Federal Arbitration Act, 9 U.S.C. § 1 et seq.; and (iv) any questions of arbitrability including, but not limited to, the scope, applicability, or enforceability of this Agreement to arbitrate, shall be determined by the arbitrator(s).

The parties agree to maintain confidentiality as to all aspects of the arbitration (including its existence, its results, and any filings or hearings in the arbitration proceeding). The parties further agree to obtain the agreement of the arbitrator(s) to preserve the confidentiality of the arbitration. The parties agree to use their best efforts to avoid the need for any confirmation or enforcement proceedings, and if such proceedings are necessary, to use their best efforts to ensure the confidentiality of any award, including by filing any award under seal and jointly requesting that the court treat all such information as confidential.

9.	The construction, interpretation and performance of this Agreement and all transactions under it shall be EXCLUSIVELY governed by the laws of the State of Texas, without giving effect to its conflict of law rules. Except as set forth in Section 8, the Parties hereby irrevocably consent to the exclusive jurisdiction of the federal and state courts located in Dallas County, Texas, for resolution of all disputes between the Parties relating to or arising under this Agreement. Each Party hereby irrevocably and unconditionally waives any and all rights it may have to a trial by jury in respect of any legal proceeding directly or indirectly arising out of or in any way related to this Agreement.

10.	This Agreement shall terminate at 5:00 P.M. Dallas, Texas time on the date that is twenty-four months after the date the Committee ceased to exist; provided, however, that you shall maintain in accordance with the confidentiality obligations set forth herein any Confidential Information constituting trade secrets for such longer time as such information constitutes a trade secret of the Trust or any of its Affiliates under applicable law; provided, further, that any liability for breach of this Agreement shall survive such termination.

11.	As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) shall have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act, and (b) the term “Representatives” shall mean a person’s Affiliates and Associates and its and their respective directors, officers, employees, partners, members, managers, consultants, accountants, attorneys, legal, financial or other advisors, agents and other representatives.

Sincerely,

TEXAS PACIFIC LAND TRUST

By:
Name:
Title:

Accepted and Agreed to by:

By:
Name: